EMPLOYMENT AGREEMENT
                               --------------------
     THIS EMPLOYMENT AGREEMENT (this "Agreement") is made as of, by and between Network Installation Corp., a Nevada Corporation, ("Company"), and Michael V. Rosenthal, an individual ("Executive").

                                    RECITALS
                                    --------
     A,  Company  is  engaged  in  the  business  of  providing  networking  and telecommunication services (the "Business") and has need for personnel with experience in said Business.

     B.    Executive is experienced in matters of operation related to Business.

     C, The parties are willing to enter into this Agreement with respect to Executive's employment and services upon the terms and conditions hereinafter set forth.

                                    AGREEMENT
                                    ---------

     In consideration of the foregoing recitals and the premises herein contained, the parties agree as follows:

                                       I.
TERM

     Subject to the provisions of Section IV hereof, Company hereby employs Executive and Executive hereby accepts employment with Company beginning on or about the date of March 14, 2005 ("Employment Date'7) and it shall continue in effect for a period of two years, Thereafter, the agreement shall be renewed upon mutual agreement of Executive and Company. This agreement and Executive's employment may be terminated at Company's discretion during the initial term, provided that Company shall pay to Executive an amount equal to payment at Executive's base salary rate for six months- (The "Employment Term").

                                       II.
DUTIES

     SECTION II.O General duties. Executive shall serve as Chief Financial Officer Of Network Installation Corp. during the Employment Term. Executive, during the Employment Term, subject to the policies and directives of the Board of Directors of Company ("Board'7), shall be responsible for the daily financial operations of Network Installation Corp-

     SECTION II. 1 Devotion of Time to Company's Business. Executive agrees during the Employment Term, to devote his best efforts, and all of his business time exclusively, to his employment with Company, and to perform such duties as are specified in Section 2,01 and such other duties consistent with Section 2-01. as shall be reasonably requested by the Board. Executive shall not, during Executive's employment,- unless otherwise agreed to in advance and in writing by Company, seek or accept other employment, become self-employed in any other capacity, or engage in any activities that are detrimental to the business of Company.

                                      III.
COMPENSATION  AND  BENEFITS

Gross Base Salary             $15,000.00  per  month
Auto Allowance                $500 per month
Medical                       Company paid as  is  at  present time
Life Insurance                S400.00 per month
Holidays                      Company policy and procedures
Vacation                      Twenty One (21) days per year
Pension and Profit sharing    Company policy and procedures
Stock Bonus Plan              A Warrant to purchase
                              1,000,000  shares  of  the  Company's common stock
                              ("Shares") at a price of ten cents (S.10) per share ("Exhibit A" attached herein). The Shares shall be eligible for resale in 12 months provided either; (i) the Company achieves $9.5 million in gross revenue for fiscal year ended December 3lf
                              2005  or  (ii)  the  Share  price is trading above
                              $2.50. If neither scenario is realized, then the Shares shall be eligible for resale after 24 months. However, at all times, selling of the Shares shall be limited to provisions of a mutually acceptable "Leak-Out" agreement ("Exhibit
                              B" attached herein) between the Executive and the Board. Terms of the Leak-Out agreement shall be pari passu with the terms limiting the resale of Shares by the Company's current directors.



                                      IV.
TERMINATION

     SECTION  IV,  Employment  At-Will. This is an at-will employment agreement.
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Either  party  may  terminate  the  employment  relationship at any time with or without cause. You understand and agree that no company policy or procedure, nor anything in the employee handbook, nor your length of service, nor your outstanding job performance, nor any oral statement by anyone employed by employer can change either party's right to terminate the employment relationship at anytime and for any reason. No manager, supervisor, employee or consultant of Employer has any authority to bind Employer to any agreement for employment for any specified period of time or to make any agreement other than at-will. Only Employer's Board of Directors, has the authority to make such an agreement, and then only in writing.

     SECTION IV. 2 Termination for Death or Disability. This Agreement and Executive's employment hereunder shall terminate automatically upon (1) Executive's death or (2) the date of determination by the Board that Executive has a disability. As used herein, "disability" shall mean any condition that qualifies as a disability under Company's long-term disability plan as in effect on the date of determination or which renders Executive incapable of performing substantially all of Executive's managerial and Executive services hereunder for ninety (90) days or more in the aggregate during any one (1) year period, and which at any time after such ninety (90) days the Board shall determine continues to render Executive incapable of performing Executive's managerial and Executive services hereunder. If this Agreement is terminated because of Executive's death or disability pursuant to this Section, Company shall have no further obligation or liability to Executive.

     SECTION IV. 3 No Additional Payments. Upon termination of Executive's employment hereunder, Executive shall not be entitled to any severance payments or severance benefits from Company or any payments by Company on account of any claim for wrongful termination, including but not limited to claims under any federal, state or local human and civil rights or labor laws, except for any benefits which may be due to Executive in the normal course under any Executive benefit plan or program of Company which provides for benefits after termination of employment. Executive's right to receive payments or benefits under this Agreement upon termination of employment will cease if Executive breaches any provision of Section V below.

                                       V.
RESTRICTIVE  COVENANTS

     SECTION V.I Confidential and Proprietary Information. As an Executive of Company, Executive shall have access to certain Confidential and Proprietary Information, (as defined below) concerning Company and its Affiliates (as defined below). Executive agrees that he will not, either directly or indirectly, disclose to any person or use any of the Confidential and Proprietary Information in any way during the Employment Term (except as required in the course of the performance of his duties to Company) or after the expiration of the Employment Term.

     For purposes of this Agreement, "Confidential and Proprietary Information" means any of the following information relating to the business of Company that Is not generally known to competitors, suppliers and, customers of Company: (i) any business or technical information, design, process, procedure, formula, improvement, or any portion or phase thereof, that is owned by or has, at the time of determination, been used by Company; (ii) any information related to the development of products and production processes; (iii) any information concerning proposed new processes; (iv) any information concerning customer lists and other customer information, vendor lists and information, price data, cost data, profit plans', capital plans and proposed or existing marketing techniques or plans; and (v) any other information which would constitute a "Trade Secret" under the Uniform Trade Secrets Act. as in force and effect in the State of California.

     For purposes of this Agreement, "Affiliate" means any corporation, company, partnership, joint venture, firm and/or other entity which controls, is controlled by or is under common control with the person with respect to which the term "Affiliate" is used. For purposes of this Agreement, "Person" means an individual, corporation, partnership, limited liability company, trust or unincorporated organization, or a government or any agency or political subdivision thereof. ''Control" means (a) in the case of corporate entities, direct or indirect ownership of at least fifty percent (50%) of the stock or participating shares entitled to vote for the election of directors; and (b) in the case of non-corporate entities (such as limited liability companies, partnerships or limited partnerships), either (x) direct or indirect ownership of at least fifty percent (50%) of the equity interest, to (y) the power to direct the management and policies of the non corporate entity.

     SECTION V. 2 Inventions and Improvements. Executive agrees that he will assign to Company, without further consideration, the exclusive rights and title to all inventions, discoveries, ideas, improvements, and other intellectual property made or acquired by Executive during the Employment Term, whether alone or jointly with others. Executive further agrees to execute any and all documents that are required in order to transfer or assign such property rights to Company,

     SECTION V, 3 Equitable Relief- Executive acknowledges and agrees that his services are of a special, unique and extraordinary value to Company and its Affiliates and that damages alone may be an inadequate remedy for any breach of this Agreement. Accordingly, in the event of the breach by Executive of any of the provisions of this Agreement, Company may, in addition and supplementary to other rights and remedies existing in its favor, apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive or other relief in order to enforce, or prevent any violations of, the provisions of this Agreement.

                                      VI.
MISCELLANEOUS

     SECTION  VII. 1 Severabilitv. Every provision of this Agreement is intended
                     ------------
to be severable, If any term or provision hereof is declared by a court of competent jurisdiction to be illegal or invalid, such illegal or invalid term or provision shall not affect the balance of the terms and provisions hereof, which terms and provisions shall remain binding and enforceable.

     SECTION VII.2 Notice. Any notice or communication required to be given hereunder may be delivered by hand, deposited with an. overnight courier, sent by confirmed facsimile, or mailed by registered or certified mail, if to Company, to 312 Stuart St., 3ri Floor, Boston 02116, ATT: Michael Novielli, and if to Executive, to his office. Notice shall be deemed received on the date sent if sent by facsimile or personal delivery; three days after the date sent if sent by registered or certified mail; and one day after the day it is sent if sent by overnight courier.

     SECTION  VII.3  Entire Agreement; Modification. This Agreement contains the
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entire  and  complete  understanding  between the parties concerning its subject matter and all representations, agreements, arrangements and understandings between or among the parties, whether oral or written, have been fully merged herein and are superseded thereby.

     SECTION  VII4  Law Governing Agreement- This Agreement shall be governed by
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and  construed  in  accordance  with  .the  Jaw  of  the  State:  of California.

     SECTION  VII.5  Arbitration.  If a dispute arises relating to the terms and
                     -----------
provisions of this Agreement or involves any claim for breach of any contract or covenant (express or implied), tort claims, claims for discrimination (including, but not limited to race, sex, religion, national origin, age, handicap or disability), claims for compensation or claims for violations of any federal, state, foreign or other governmental law, statute, regulation, or ordinance, then either party may initiate arbitration proceedings in accordance with the Rules of the American Arbitration Association ("AAA"). Arbitration proceedings shall be held in any Orange County, California office of AAA, Both parties hereby consent to such arbitration, and any arbitration award shall be 'final and binding. Neither party shall disclose the existence of any dispute or the terms of any arbitration decision to any third party, than their legal counsel, accountants, and financial advisors or as required by law.

     SECTION  VII.6  Representation  bv  Counsel. Executive acknowledges that he
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has been represented by legal-counsel in connection with this agreement and thus consulted  with  such  legal  counsel..

     SECTION  VII.7  Counterparts.  This  Agreement  may  be  executed  in.
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counterparts,  all  of  which  taken  together  will  constitute one instrument.

     SECTION  VII.8  Waiver.  Either party's failure to enforce any provision or
                     ------
provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party thereafter from enforcing each and every other provision of this Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party's right to assert all other legal remedies available to it under the circumstances,

     SECTION  VII.9  Binding  Effect.  Except  as  otherwise  provided  in  this
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Agreement,  this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, heirs, and assigns. Executive shall not assign, convey, or otherwise transfer, voluntarily or by operation of law, to any person or entity, this Agreement or any interest herein without the prior written consent of Company. Any attempt to do so without such consent shall be null and void.

(Signature  page  follows)  (Signature  page  to  Employment  Agreement)

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

            "Company"

            Network Installation Corp, A NEVADA CORPORATION
            Name: Jeffrey R. Hultman
                  ------------------
            Title: Chief Executive Officer
                   -----------------------

            By: /s/ Jeffery R. Hultman
                    ----------------------


            Name: Michael V. Rosenthal
            Title: An Individual

            "Executive"
            Name: Michael V. Rosenthal
            Title: Chief Financial Officer


            By: /s/ Michael V. Rosenthal
                    ------------------------